UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Blackstone Multi-Strategy Hedge Fund L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-56796	No. 41-2436049
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2026, Blackstone Multi-Strategy Hedge Fund L.P. (the “Fund”) and its affiliate, Blackstone Multi-Strategy Hedge Fund Offshore SPC (the “Offshore Fund” and together with the Fund, “BXHF”), entered into a dealer manager agreement (the “Dealer Manager Agreement”) with Blackstone Securities Partners L.P. (the “Dealer Manager”), an affiliate of BXHF. Pursuant to the Dealer Manager Agreement, the Dealer Manager will engage third-party brokers to participate in the distribution of the Fund’s limited partnership units (“Units”) and the Offshore Fund’s participating shares (“Shares”). The Dealer Manager will be entitled to receive a servicing fee (the “Servicing Fee”) of up to 0.85% of the net asset value of each class of the Fund’s Units and/or Shares per annum, as further described in the Dealer Manager Agreement. The Servicing Fee will be payable to the Dealer Manager, but the Dealer Manager anticipates that all or a portion of the Servicing Fee will be retained by, or reallowed (paid) to, participating broker-dealers or other financial intermediaries.

The Dealer Manager Agreement contains standard representations, warranties and covenants of BXHF and the Dealer Manager. Included as Exhibit A to the Dealer Manager Agreement is the form of selected dealer agreement to be entered into by the Dealer Manager and participating broker-dealers that participate in BXHF’s offering (the “Form of Selected Dealer Agreement”).

The foregoing descriptions of the Dealer Manager Agreement and the Form of Selected Dealer Agreement do not purport to be complete and are qualified in their entirety by reference to the Dealer Manager Agreement and the Form of Selected Dealer Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Dealer Manager Agreement, dated as of May 28, 2026, between Blackstone Multi-Strategy Hedge Fund L.P., Blackstone Multi-Strategy Hedge Fund Offshore SPC and Blackstone Securities Partners L.P.

10.2	Form of Selected Dealer Agreement

104	Cover Page Interactive Data, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE MULTI-STRATEGY HEDGE FUND L.P.

Date: June 3, 2026	By:	/s/ Gregory Uffner
	Name:	Gregory Uffner
	Title:	Chief Legal Officer